(ICON)
Prudential
Emerging
Growth
Fund, Inc.

SEMI
ANNUAL
REPORT

April 30, 1997
(LOGO)

Prudential Emerging Growth Fund, Inc.

Performance At A Glance.

Welcome to our first shareholder report for The Prudential Emerging Growth Fund. The Fund is managed by Portfolio Manager Susan Hirsch, who has more than 21 years of investment experience. This report covers the period since the Fund's inception on December 31, 1996.

Large-company stock prices continued to climb impressively during the first four months of 1997, while the performance of small and medium-sized company stocks trailed. The difference, we believe, was the result of a fear of rising interest rates, which tends to work against small capitalization stocks more so than large company stocks. What's more, profit expectations were higher for many small growth company stocks earlier in the year. Consequently, the Prudential Emerging Growth Fund, which concentrates on small and mid-cap growth-type stocks, did not perform as well as the general market. Although the Fund performed competitively with funds having similar growth objectives, it trailed the Lipper Analytical Services Mid-Cap Fund average, because the average includes funds with both value and growth objectives.

Cumulative
Total Returns1
As of 4/30/97
                                 Since                         Since
                               Inception2                    Inception2
                          (Without Sales Charge)         (With Sales Charge)
Class A                       -5.5%                          -10.2%
Class B                       -5.8                           -10.8
Class C                       -5.8                            -6.8
Class Z                       -5.4                            -5.4
Lipper Mid-Cap
Funds Avg3                    -4.5                             N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee. Since
Class A, B, C and Z shares have been in existence less than one year, no average annual total returns are presented.

2Inception date: 12/31/96 Class A, Class B, Class C and Class Z shares.

3Lipper average returns are for 180 funds since inception on 12/31/96.

  How Investments Compared.
     (As of 4/30/97)
         (GRAPH)
Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Susan Hirsch, Fund Manager
(PHOTO)

Portfolio
Manager's Report

The Prudential Emerging Growth Fund provides an opportunity for long-term capital appreciation by investing in stocks of small and medium-sized U.S. companies with the potential for above-average growth. Stocks of small and medium-sized companies may offer greater growth potential than those of larger companies, but may also experience greater day-to-day price fluctuations. There can be no assurance that the Fund will achieve its investment objective.

It's A Small World.
Historically, the stocks of small and medium-sized companies have performed better than stocks of larger, more established companies. We look for companies with above average potential as a result of innovative products or services. Of course, the prices of these stocks may be more volatile than those of larger companies.

Strategy Session.
We look for companies with the potential to rapidly grow revenues and earnings over the next business cycle either as a result of changes at the company or in its markets. The key is management's ability to execute its plan. Therefore we want to know and understand management and the financial risks it faces. We also use quantitative tools to help us measure: 1) the risk and reward characteristics of each of the fund's holdings, including a valuation model to measure potential price appreciation, 2) an earnings momentum model to assess profit revisions and 3) a stability model to assess consistency of growth.

The Fund is managed using a bottom-up investment style. We look for opportunities in individual stocks regardless of their industries, rather than starting with industries and then looking for stocks. This strategy enables us to build a broadly diversified portfolio. As of April 30, we owned about 100 companies spread across all major sectors of the economy, including health care, technology, finance and consumer products and services. Our average market capitalization is about $1.6 billion.

Because the market punished companies harshly if they missed expectations, our focus shifted to growth companies where expectations were reduced, sometimes undeservingly.

For example, consider one of our largest holdings:

- The stock price of American Management Systems, a computer systems company, fell about 35% in last year's fourth quarter because of a problem project. We believe the company can rebound from this setback, presenting an exciting long-term opportunity.

     Portfolio Breakdown.
 Expressed as a percentage of
total investments as of 4/30/97.
          (PIE CHART)

What Went Well.

Nowhere to Run.
Historically, stocks of small and medium-sized companies have performed better in the long term than larger company stocks. However, such has not been the case to date this year. We believe this is an aberration, and as we look out to the rest of the year, we are optimistic that mid-cap stocks will once again resume their position as leaders in performance.

What was different about this year? At the end of 1996, valuations were high as were growth expectations. When profit targets were revised downward, stock prices fell. At the same time, larger companies were meeting or exceeding their profit goals. So the gap in growth rates between large and small companies narrowed, while valuations favored the larger companies.

Five Largest Holdings.
2.5%        American Management
            Systems Inc.
            Computer Software
            & Services
2.4%        Vencor Inc.
            Medical Services
1.9%        Solectron Corp.
            Electronics
1.8%        Westpoint Stevens
            Apparel & Textiles
1.7%        The PMI Group
            Insurance
Expressed as a percentage of total investments as of 4/30/97.

And Not So Well.

Nowhere to Hide.
Anticipation of the quarter of a percentage point increase in short-term interest rates by the Federal Reserve on March 25 exacerbated the situation. Every sector performed more poorly than the largest company stocks. The key distinction was primarily size and secondarily investment style. Smaller growth company stocks were the ones hardest hit.

The situation is now reversed. Valuations are conservative once again. Looking ahead to 1998, the Fund's holdings are selling at multiples similar to the general market, although profit growth expectations are 50% to 100% greater. As a result, we're optimistic.

Looking Ahead.
Despite their poor performance during the first four months of 1997, we are very optimistic for the long-term potential of emerging growth stocks. We remain convinced that stocks of small and medium-sized companies at the earlier stages of their corporate lives offer opportunities unparalleled in the larger company stock universe. (We must say we were heartened by the surge in small company stock prices in May, after the close of this reporting period).
-------------------------------------------------------------------------------
                                  1

President's Letter                                           June 9, 1997
(PHOTO)
                          Staying The Course.
Dear Shareholder:
With the midpoint of 1997 upon us, I'm pleased to report that the recent news from the financial markets has been decidedly upbeat. The Dow Jones Industrial Average has gained nearly 17% through mid-June, while lower long-term interest rates have made bonds an attractive investment.

This stands in contrast to April when the Dow fell 10% from a record high on fears of higher interest rates and surging inflation. Interest rates have since fallen as the economy slowed and the Dow has reached several new highs.

The market swings we've seen this year illustrate the importance of "staying the course" to your financial goal. We realize that maintaining investment discipline when faced with market uncertainty isn't easy. Here are some thoughts that may help:

- Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation.

- Remember Your Time Horizon. If your investment goals are long term (several years or more), so should your time horizon. During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- We're On Your Side. Your Prudential Securities Financial Advisor or Pruco Securities Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                                2

Portfolio of Investments as
of April 30, 1997
(Unaudited)                                PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--98.9%
COMMON STOCKS--98.8%
    ------------------------------------------------------------
Aerospace--0.5%
  30,000     Orbital Sciences Corp. (a)            $    442,500
------------------------------------------------------------
Apparel & Textiles--6.7%
  20,000     Gucci Group                              1,387,500
  40,000     Kellwood Co.                               950,000
  25,000     Liz Claiborne, Inc.                      1,131,250
  30,000     Warnaco Group, Inc. (The)                  855,000
  40,000     Westpoint Stevens, Inc. (a)              1,565,000
                                                   ------------
                                                      5,888,750
------------------------------------------------------------
Broadcasting--4.7%
  40,000     American Radio Systems Corp. (a)         1,170,000
  25,000     Clear Channel Communications, Inc.
                (a)                                   1,212,500
  40,000     United Video Satellite Group, Inc.
                (a)                                     620,000
  30,000     Univision Communications, Inc. (a)       1,020,000
   4,900     Westwood One, Inc. (a)                     116,988
                                                   ------------
                                                      4,139,488
------------------------------------------------------------
Chemicals--4.4%
  15,000     BetzDearborn, Inc.                         960,000
  35,000     OM Group, Inc.                             975,625
  35,000     Sigma-Aldrich Corp.                      1,050,000
  15,000     WD-40 Co.                                  866,250
                                                   ------------
                                                      3,851,875
------------------------------------------------------------
Commercial Services--5.5%
  15,000     Corrections Corporation of America
                (a)                                     489,375
  15,000     Desktop Data Inc. (a)                      108,750
  30,000     Gartner Group, Inc. (a)                    787,500
  35,000     MoneyGram Payment Systems, Inc. (a)        341,250
  50,600     National Education Corp. (a)             1,024,650
  30,000     Omnicare, Inc.                             731,250
  30,000     Paychex, Inc.                            1,404,375
                                                   ------------
                                                      4,887,150
Computer Software & Services--10.0%
  25,000     Adobe Systems, Inc.                   $    978,125
  40,000     Affiliated Computer Services, Inc.
                (a)                                   1,040,000
  90,000     American Management Systems, Inc.
                (a)                                   2,227,500
  35,000     BISYS Group, Inc. (a)                    1,120,000
  49,300     DST Systems Inc. (a)                     1,398,887
  35,500     GTECH Holdings Corp. (a)                 1,091,625
  60,000     USCS International, Inc. (a)               990,000
                                                   ------------
                                                      8,846,137
------------------------------------------------------------
Computer Systems/Peripherals--0.8%
  15,000     Seagate Technology, Inc. (a)               688,125
------------------------------------------------------------
Cosmetics--0.1%
   4,363     ThermoLase Corp. (a)                        41,449
------------------------------------------------------------
Electronics--18.0%
  20,000     Adaptec, Inc. (a)                          740,000
  26,666     Analog Devices, Inc. (a)                   713,316
  25,000     Applied Materials, Inc. (a)              1,371,875
  45,000     Burr-Brown Corp. (a)                     1,327,500
  20,000     Cognex Corp. (a)                           492,500
  15,000     Diebold, Inc.                              502,500
  30,000     Fusion Systems Corp. (a)                   791,250
  30,000     Hadco Corp. (a)                          1,282,500
  50,000     International Rectifier Corp. (a)          575,000
  20,000     Linear Technology Corp.                  1,005,000
  28,900     Solectron Corp. (a)                      1,658,137
  10,000     Speedfam International, Inc. (a)           242,500
  30,000     Tencor Instruments (a)                   1,331,250
  30,000     Teradyne, Inc. (a)                         982,500
  35,000     Thermo Instrument System, Inc. (a)       1,098,125
  25,000     Thermo Optek Corp. (a)                     290,625
  60,000     ThermoQuest Corp. (a)                      780,000
  15,000     Xilinx Inc. (a)                            735,000
                                                   ------------
                                                     15,919,578

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     3

Portfolio of Investments as
of April 30, 1997
(Unaudited)                                PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
    ------------------------------------------------------------
Engineering & Construction--0.9%
  30,000     Jacobs Engineering Group, Inc. (a)    $    765,000
------------------------------------------------------------
Entertainment--1.0%
  25,000     Imax Corp. (a)                             893,750
------------------------------------------------------------
Environmental Services--2.1%
  15,000     Ionics, Inc. (a)                           690,000
  20,000     United Waste Systems, Inc. (a)             675,000
  15,000     USA Waste Services, Inc. (a)               491,250
                                                   ------------
                                                      1,856,250
------------------------------------------------------------
Financial Services--5.9%
  34,500     Delta Financial Corp. (a)                  465,750
  15,000     Franklin Resources, Inc.                   886,875
  20,000     Legg Mason, Inc.                           950,000
  15,000     Peoples Heritage Financial Group,
                Inc.                                    470,625
  15,000     Sirrom Capital Corp.                       466,875
  60,000     Sovereign Bancorp Inc.                     735,000
  25,200     Washington Mutual, Inc.                  1,244,250
                                                   ------------
                                                      5,219,375
------------------------------------------------------------
Foods--0.9%
  30,000     JP Foodservice, Inc. (a)                   836,250
------------------------------------------------------------
Insurance--4.2%
  20,000     NAC Re Corp.                               775,000
   1,300     Nationwide Financial Services, Inc.
                (a)                                      34,450
  30,000     SunAmerica, Inc.                         1,380,000
  30,000     The PMI Group, Inc.                      1,533,750
                                                   ------------
                                                      3,723,200
------------------------------------------------------------
Lodging--1.7%
  20,000     Capstar Hotel Co. (a)                      567,500
  20,000     Four Seasons Hotels, Inc (Canada)
                (a)                                     445,000
  15,000     MGM Grand, Inc. (a)                        506,250
                                                   ------------
                                                      1,518,750
Medical Services--6.1%
  75,000     Beverly Enterprises, Inc. (a)         $  1,087,500
  24,700     Genzyme Corp. (a)                          571,187
  60,000     OccuSystems, Inc. (a)                    1,237,500
  50,000     Vencor Inc. (a)                          2,081,250
  20,000     Vitalink Pharmacy Services, Inc.
                (a)                                     367,500
                                                   ------------
                                                      5,344,937
------------------------------------------------------------
Medical Technology--5.2%
  45,000     Acuson Corp. (a)                         1,091,250
  10,000     Incyte Pharmaceuticals, Inc. (a)           425,000
  15,000     Luxottica Group S.p.A. (Italy)(ADR)        905,625
  40,000     Mentor Corp.                               925,000
  50,000     Sola International, Inc. (a)             1,250,000
                                                   ------------
                                                      4,596,875
------------------------------------------------------------
Metals--0.9%
  40,000     Worthington Industries, Inc.               755,000
------------------------------------------------------------
Oil & Gas--0.9%
  20,000     Falcon Drilling Co., Inc. (a)              765,000
------------------------------------------------------------
Pharmaceuticals--6.8%
  16,900     Biochem Pharma. Inc. (Canada) (a)          303,936
  14,900     Copley Pharmaceutical, Inc. (a)             76,363
  40,000     Elan Corp. PLC (Ireland)(ADR) (a)        1,360,000
  15,000     Liposome Co., Inc. (a)                     332,812
  45,000     North American Vaccine, Inc.
                (Canada) (a)                            939,375
  50,000     Pharmaceutical Product Development,
                Inc.                                    837,500
  22,000     Teva Pharmaceutical Industries Ltd.
                (Israel) (ADR)                        1,116,500
  30,000     Watson Pharmaceuticals, Inc. (a)         1,072,500
                                                   ------------
                                                      6,038,986
------------------------------------------------------------
Retail--7.2%
  20,000     Consolidated Stores Corp. (a)              800,000
  25,000     Dollar General Corp.                       790,625

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     4

Portfolio of Investments as
of April 30, 1997
(Unaudited)                                PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
    ------------------------------------------------------------
Retail (cont'd.)
  30,000     Kenneth Cole Productions, Inc. (a)    $    498,750
  50,000     Neiman Marcus Group, Inc.                1,312,500
  15,000     Nine West Group, Inc. (a)                  594,375
  50,000     OfficeMax Inc. (a)                         618,750
  50,000     Petco Animal Supplies Inc. (a)           1,068,750
  50,000     Stride Rite Corp.                          687,500
                                                   ------------
                                                      6,371,250
------------------------------------------------------------
Schools--1.1%
  30,000     Apollo Group, Inc. (a)                     806,250
   5,600     Education Management Corp. (a)             123,200
                                                   ------------
                                                        929,450
------------------------------------------------------------
Transportation-Road & Rail--2.2%
  25,000     Kansas City Southern Industries,
                Inc.                                  1,287,500
  20,000     Wisconsin Central Transportation
                Corp. (a)                               655,000
                                                   ------------
                                                      1,942,500
------------------------------------------------------------
Trucking & Shipping--0.2%
  10,000     Simon Transportation Services Inc.
                (a)                                     170,000
------------------------------------------------------------
Utilities - Electric--0.8%
  18,600     Calenergy, Inc. (a)                        727,725
                                                   ------------
             Total common stocks
                (cost $86,026,938)                   87,159,350
                                                   ------------

Units        Description                    Value (Note 1)
             COMMON STOCK UNIT(b)--0.1%
   3,168     ThermoLase Corp.
                (cost $51,137; value per unit
                $16.63; purchased 1997)            $     52,668
                                                   ------------
             Total long-term investments
                (cost $86,078,075)                   87,212,018
                                                   ------------
Principal
 Amount
 (000)
--------
             SHORT-TERM INVESTMENTS--1.8%
             JOINT REPURCHASE AGREEMENT
$  1,604     Joint Repurchase Agreement Account
                5.42%, 5/1/97
                (cost $1,604,000; Note 5)             1,604,000
                                                   ------------
------------------------------------------------------------
Total Investments--100.7%
             (cost $87,682,075; Note 4)              88,816,018
             Liabilities in excess of other
                assets--(0.7%)                         (639,793)
                                                   ------------
             Net Assets--100%                      $ 88,176,225
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit; each unit consists of one common share and one redemption right.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     5

Statement of Assets and Liabilities
(Unaudited)                                PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1997
Investments, at value (cost $87,682,075)....................................................................       $ 88,816,018
Cash........................................................................................................              9,639
Receivable for investments sold.............................................................................          2,335,494
Deferred organization and offering costs (Note 1)...........................................................            224,472
Dividends and interest receivable...........................................................................             25,868
                                                                                                                  --------------
   Total assets.............................................................................................         91,411,491
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          1,653,575
Payable for Fund shares reacquired..........................................................................          1,335,718
Deferred organization and offering costs payable (Note 1)...................................................             91,445
Accrued expenses............................................................................................             56,049
Distribution fee payable....................................................................................             55,849
Management fee payable......................................................................................             42,630
                                                                                                                  --------------
   Total liabilities........................................................................................          3,235,266
                                                                                                                  --------------
Net Assets..................................................................................................       $ 88,176,225
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $      9,351
   Paid-in capital in excess of par.........................................................................         93,847,019
                                                                                                                  --------------
                                                                                                                     93,856,370
   Accumulated net investment loss..........................................................................           (401,734)
   Accumulated net realized loss on investments.............................................................         (6,412,354)
   Net unrealized appreciation on investments...............................................................          1,133,943
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................       $ 88,176,225
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($24,060,439 / 2,546,990 shares of common stock issued and outstanding)...............................              $9.45
   Maximum sales charge (5% of offering price)..............................................................                .50
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $9.95
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($59,109,907 / 6,272,964 shares of common stock issued and outstanding)...............................              $9.42
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($4,823,941 / 511,928 shares of common stock issued and outstanding)..................................              $9.42
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($181,938 / 19,241 shares of common stock issued and outstanding).....................................              $9.46
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     6

PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                          December 31, 1996(a)
                                                Through
Net Investment Loss                          April 30, 1997
Income
   Dividends (net of foreign
      withholding taxes of $457).......       $     90,179
   Interest............................            151,974
                                               -----------
      Total income.....................            242,153
                                               -----------
Expenses
   Management fee......................            168,434
   Distribution fee--Class A...........             20,507
   Distribution fee--Class B...........            182,484
   Distribution fee--Class C...........             15,942
   Amortization of deferred
      organizational and offering
      costs............................             62,527
   Custodian's fees and expenses.......             60,000
   Transfer agent's fees and
      expenses.........................             40,000
   Reports to shareholders.............             25,000
   Registration fees...................             21,000
   Audit fees and expenses.............             18,000
   Directors' fees and expenses........             17,000
   Legal fees and expenses.............             12,000
   Miscellaneous.......................                993
                                               -----------
      Total expenses...................            643,887
                                               -----------
Net investment loss....................           (401,734)
                                               -----------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investment
   transactions........................         (6,412,354)
Net unrealized appreciation on
   investments.........................          1,133,943
                                               -----------
Net loss on investments................         (5,278,411)
                                               -----------
Net Decrease in Net Assets
Resulting from Operations..............       $ (5,680,145)
                                               -----------
                                               -----------
---------------
(a) Commencement of investment operations.


PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                          December 31, 1996(a)
Increase (Decrease)                             Through
in Net Assets                                April 30, 1997
Operations
   Net investment loss.................       $   (401,734)
   Net realized loss on investments....         (6,412,354)
   Net unrealized appreciation on
      investments......................          1,133,943
                                          --------------------
   Net decrease in net assets resulting
      from operations..................         (5,680,145)
                                          --------------------
Fund share transactions (net of share
   conversion) (Note 6)
   Net proceeds from Fund shares
      sold.............................        101,471,348
   Cost of shares reacquired...........         (7,714,978)
                                          --------------------
   Net increase in net assets from Fund
      share transactions...............         93,756,370
                                          --------------------
Total increase.........................         88,076,225
Net Assets
Beginning of period....................            100,000
                                          --------------------
End of period..........................       $ 88,176,225
                                          --------------------
                                          --------------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     7

Notes to Financial Statements
(Unaudited)                               PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Emerging Growth Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on December 31, 1996.
The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments, listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 P.M., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no open foreign currency contracts at April 30, 1997.
Dividends and Distributions: Dividends from net investment income are declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a
--------------------------------------------------------------------------------
                                     -----
                                       8

Notes to Financial Statements
(Unaudited)                               PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organization Expenses: Approximately $122,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services, in connection with the management of the Fund. PIFM pays for the cost of the Subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Fund.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plan were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period December 31, 1996 through April 30, 1997.
PSI has advised the Fund that it has received approximately $122,700 in front-end sales charges resulting from sales of Class A shares for the period December 31, 1996 through April 30, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the period December 31, 1996 through April 30, 1997, it received approximately $26,600 and $2,500 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of April 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portio of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended April 30, 1997, the Fund incurred fees of approximately $39,000 for the services of PMFS. As of April 30, 1997, approximately $11,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended April 30, 1997 were $126,988,890 and $34,498,113, respectively.
The cost basis of investments for federal income tax purposes at April 30, 1997, was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,133,943 (gross unrealized appreciation--$5,637,818; gross unrealized depreciation--$4,503,875).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 1997, the Fund had a .20% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund
--------------------------------------------------------------------------------
                                     -----
                                       9

Notes to Financial Statements
(Unaudited)                               PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
represented $1,604,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
CS First Boston Corp., 5.50% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,778, due 5/1/97. The value of the collateral including accrued interest is $214,501,123.
J.P. Morgan Securities, 5.42% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,316, due 5/1/97. The value of the collateral including accrued interest is $212,160,231.
SBC Warburg, 5.30% dated 4/30/97, in the principal amount of $144,000,000, repurchase price $144,021,200, due 5/1/97. The value of the collateral including accrued interest is $146,969,072.
Smith Barney Inc., 5.25% and 5.44%, both dated 4/30/97, in the principal amount of $43,121,000 and $208,000,000 respectively, repurchase price $43,127,288 and $208,031,431 respectively, due 5/1/97. The value of the combined collateral including accrued interest is $256,144,337.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.
Transactions in shares of common stock for the period December 31, 1996 (commencement of operations) through April 30, 1997 were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   ------------
December 31, 1996* through
  April 30, 1997:
Shares sold.........................   3,024,762   $ 30,142,219
Shares reacquired...................    (480,363)    (4,606,125)
                                      ----------   ------------
Net increase in shares outstanding
  before conversion.................   2,544,399     25,536,094
Shares issued upon conversion from
  Class B...........................          91            885
                                      ----------   ------------
Net increase in shares
  outstanding.......................   2,544,490   $ 25,536,979
                                      ----------   ------------
                                      ----------   ------------
Class B
------------------------------------
December 31, 1996* through
  April 30, 1997:
Shares sold.........................   6,555,048   $ 65,663,253
Shares reacquired...................    (284,493)    (2,716,426)
                                      ----------   ------------
Net increase in shares outstanding
  before conversion.................   6,270,555     62,946,827
Shares reacquired upon conversion
  into Class A......................         (91)          (885)
                                      ----------   ------------
Net increase in shares
  outstanding.......................   6,270,464   $ 62,945,942
                                      ----------   ------------
                                      ----------   ------------
Class C
------------------------------------
December 31, 1996* through
  April 30, 1997:
Shares sold.........................     544,182   $  5,446,962
Shares reacquired...................     (34,754)      (336,784)
                                      ----------   ------------
Net increase in shares
  outstanding.......................     509,428   $  5,110,178
                                      ----------   ------------
                                      ----------   ------------
Class Z
------------------------------------
December 31, 1996* through
  April 30, 1997:
Shares sold.........................      22,690   $    218,914
Shares reacquired...................      (5,949)       (55,643)
                                      ----------   ------------
Net increase in shares
  outstanding.......................      16,741   $    163,271
                                      ----------   ------------
                                      ----------   ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                     -----
                                       10

Financial Highlights (Unaudited)           PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class A          Class B          Class C
                                                                             ------------     ------------     ------------
                                                                             December 31,     December 31,     December 31,
                                                                               1996(a)          1996(a)          1996(a)
                                                                               Through          Through          Through
                                                                              April 30,        April 30,        April 30,
                                                                                 1997             1997             1997
                                                                             ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................      $  10.00         $  10.00         $  10.00
                                                                             ------------     ------------     ------------
Income from investment operations
Net investment loss......................................................          (.03)            (.05)            (.05)
Net realized and unrealized loss on investment transactions..............          (.52)            (.53)            (.53)
                                                                             ------------     ------------     ------------
   Total from investment operations......................................          (.55)            (.58)            (.58)
                                                                             ------------     ------------     ------------
Net asset value, end of period...........................................      $   9.45         $   9.42         $   9.42
                                                                             ------------     ------------     ------------
                                                                             ------------     ------------     ------------
TOTAL RETURN(c):.........................................................         (5.50)%          (5.80)%          (5.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................      $ 24,060         $ 59,110         $  4,824
Average net assets (000).................................................      $ 24,743         $ 55,047         $  4,809
Ratios to average net assets(b):
   Expenses, including distribution fees.................................          1.76%            2.51%            2.51%
   Expenses, excluding distribution fees.................................          1.51%            1.51%            1.51%
   Net investment loss...................................................          (.87)%          (1.67)%          (1.63)%
Portfolio turnover.......................................................            41%              41%              41%
Average commission rate paid per share...................................      $ 0.0498         $ 0.0498         $ 0.0498

                                                                             Class Z
                                                                           ------------
                                                                           December 31,
                                                                             1996(a)
                                                                             Through
                                                                            April 30,
                                                                               1997
                                                                           ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................    $  10.00
                                                                           ------------
Income from investment operations
Net investment loss......................................................        (.01)
Net realized and unrealized loss on investment transactions..............        (.53)
                                                                           ------------
   Total from investment operations......................................        (.54)
                                                                           ------------
Net asset value, end of period...........................................    $   9.46
                                                                           ------------
                                                                           ------------
TOTAL RETURN(c):.........................................................       (5.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................    $    182
Average net assets (000).................................................    $     82
Ratios to average net assets(b):
   Expenses, including distribution fees.................................        1.51%
   Expenses, excluding distribution fees.................................        1.51%
   Net investment loss...................................................        (.87)%
Portfolio turnover.......................................................          41%
Average commission rate paid per share...................................    $ 0.0498

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     11

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Susan C. Cote, Vice President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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